UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2014

Auxilium Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Lee Road Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

(484) 321-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Merger

On October 8, 2014, Auxilium Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Endo International plc, a public limited company incorporated under the laws of Ireland (“Endo”), Endo U.S. Inc., a corporation incorporated under the laws of the State of Delaware (“HoldCo”), and Avalon Merger Sub Inc., a corporation incorporated under the laws of the State of Delaware (“AcquireCo”), providing for the merger of AcquireCo with and into the Company, with the Company as the surviving corporation and a wholly-owned indirect subsidiary of Endo (the “Merger”).

The Merger Agreement provides that, upon completion of the Merger, each share of Company common stock issued and outstanding immediately prior to the Merger (other than shares held by stockholders who exercise their appraisal rights under Delaware law and shares held by the Company as treasury stock, held by a wholly-owned subsidiary of the Company or held by Endo, HoldCo, or AcquireCo, which will be canceled without consideration) will be converted into the right to receive, at the election of the holder thereof: (1) a combination of $16.625 in cash plus 0.2440 Endo ordinary shares (the “Standard Consideration”); (2) $33.25 in cash (the “Cash Election Consideration”); or (3) 0.4880 Endo ordinary shares (the “Stock Election Consideration”). Shares of Company common stock with respect to which no election is made will receive the Standard Consideration. Stockholders who make the Cash Election or the Stock Election will be subject to proration to ensure that the total amount of cash paid does not exceed $845 million and the total number of Endo shares issued to Company stockholders as a whole do not exceed 18,610,000 Endo shares.

Treatment of Equity Awards

Pursuant to the Merger Agreement, the outstanding equity awards of the Company will be cancelled and converted into the right to receive cash. As of the effective time of the Merger, each option to purchase shares of Company Common Stock (each, a “Company Option”) that is outstanding and unexercised will be canceled in consideration for the right to receive cash consideration equal to the product of (i) the total number of shares of Company Common Stock previously subject to such Company Option; and (ii) the excess, if any, of the closing price of Company common stock on the NASDAQ on the trading day prior to the closing date, as required by the Company’s 2004 Equity Compensation Plan, over the exercise price per share of Company Common Stock previously subject to such Company Option, less any required withholding taxes.

The respective Boards of Directors of the Company and Endo have unanimously approved the Merger Agreement, and the Board of Directors of the Company (the “Board”) has agreed to recommend that the stockholders of the Company adopt and approve the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement.

The completion of the Merger is subject to the approval of stockholders of the Company. In addition, the Merger is subject to other customary closing conditions, including, among others, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the declaration by the Securities and Exchange Commission (“SEC”) of the effectiveness of the Registration Statement on Form S-4 to be filed with the SEC, and (iii) the approval of the listing on NASDAQ of the Endo shares to be issued in connection with the Merger.

Each party’s obligation to close the Merger is also subject to the continued (i) accuracy of the representations and warranties made and (b) compliance with the covenants agreed to by the other party to the Merger Agreement, in each case, subject to certain materiality standards as set forth in the Merger Agreement. Furthermore, each party’s obligation to close the Merger is subject to the absence of certain legal restraints and the absence of any Material Adverse Effect (as defined in the Merger Agreement) on the other party since the date of the Merger Agreement.

The Company and Endo have each agreed to customary representations, warranties, and covenants in the Merger Agreement. Among them, both Endo and the Company have agreed to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger and the Company has agreed not to solicit alternative transactions or, except under limited circumstances, to permit the Board to comply with its fiduciary duties, participate in any discussions or negotiations or furnish to third parties any information with respect thereto. In the event that the Company receives an alternative acquisition proposal, Endo has the right to match the alternative acquisition proposal upon the terms and subject to the conditions set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Endo, including in the event that the Merger is not consummated by April 10, 2015, subject to extension by the parties to July 8, 2015 in the event that regulatory approvals have not been received. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by Endo as a result of an adverse change in the recommendation of the Board, the Company may be required to pay Endo a termination fee of $70 million. Endo is required to pay the Company a termination fee of $150 million, if Endo terminates the Merger Agreement due to a change in U.S. federal tax law (whether or not such change in law is yet effective) after the date of the Merger Agreement that, as a result of consummating the transactions contemplated by the Merger Agreement once effective, would have a Material Adverse Effect on Endo or the Company terminates the Merger Agreement because Endo fails to confirm within a specified period that Endo has no right to terminate the Merger Agreement following a change in tax law.

The representations, warranties, and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Endo, HoldCo and AcquireCo. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by matters specifically disclosed in any reports filed by the Company with the SEC prior to the date of the Merger Agreement and confidential disclosures made to Endo, HoldCo and AcquireCo in connection with the Merger Agreement negotiations; (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement; and

(v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files or has filed with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Rights Agreement Amendment

The Company entered into Amendment No. 1, dated October 8, 2014 (the “Rights Agreement Amendment”), to the Rights Agreement, dated September 17, 2014, by and between the Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent (the “Rights Agreement”). The Rights Agreement Amendment provides that the Merger Agreement and related transactions, including the consummation of the Merger and any related transactions, will not cause the Rights to become exercisable or cause any of the other protective features afforded to the Company under the Rights Agreement to come into effect. Under the Rights Agreement Amendment, no party to the Merger Agreement or the related transactions shall be deemed to be the Beneficial Owner (as defined in the Rights Agreement) of any common shares held by any other party, solely by virtue of the approval, execution, delivery, and/or the existence of the Merger Agreement or the related transactions or the performance of such party’s rights and obligations under the Merger Agreement or the related transactions. The Rights Agreement Amendment further provides that all Rights established under the Rights Agreement shall automatically expire immediately prior to the closing of the Merger.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Agreement Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 1.02.                                        TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

Concurrently with the execution of the Merger Agreement, the Company delivered to QLT Inc. written notice (the “Termination Notice”) terminating the Agreement and Plan of Merger, dated as of June 26, 2014 (the “QLT Merger Agreement”), by and among the Company, QLT Inc., QLT Holdings Corp., and QLT Acquisition Corp., in accordance with the terms of the QLT Merger Agreement. In conjunction with the termination of the QLT Merger Agreement,

Endo paid to QLT Inc., on behalf of the Company, the termination fee of $28.4 million required pursuant to the terms of the QLT Merger Agreement and which amount is subject to reimbursement by the Company to Endo if the Merger Agreement is terminated under certain conditions. Accordingly, the QLT Merger Agreement was terminated effective October 8, 2014.

Item 3.03                                           MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

See the description set out under “Item 1.01 - Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 8.01                                           OTHER EVENTS

On October 9, 2014, the Company issued a joint press release with Endo announcing entry into the Merger Agreement. The joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file with the SEC a registration statement on Form S-4 that will include the proxy statement of the Company. The Company plans to mail the proxy statement to its stockholders in connection with the transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Company stockholders will be able to obtain the proxy statement, as well as other filings containing information about the Company and Endo, free of charge, at the website maintained by the SEC at www.sec.gov and, in Endo’s case, also on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators (“CSA”) at www.sedar.com. Company stockholders may also obtain these documents, free of charge, from the Company’s website (www.Auxilium.com) under the heading “Investors—SEC Filings” or by directing a request to made to the Company’s Secretary at Auxilium Pharmaceuticals, Inc., 640 Lee Road, Chesterbrook, PA 19087. Company stockholders may also obtain these documents, free of charge, from Endo’s website at www.endo.com under the heading “Investors” and then under the heading “SEC Filings” or upon request directly to Endo to the attention of “Endo Investor Relations,” 33 Fitzwilliam Square, Dublin 2 Ireland.

Participants in the Solicitation

The respective directors and executive officers of the Company and Endo and other persons may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the proxy statement. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC by the Company on April 10, 2014, and information regarding Endo’s directors and executive officers is available in its definitive proxy statement filed with the SEC and CSA by Endo on April 29, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC and the CSA when they become available.

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the Merger are not satisfied (including a failure of the stockholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the Merger; (3) uncertainties as to the timing of the consummation of the Merger and the ability of each of the Company and Endo to consummate the Merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed Merger; (7) unexpected costs, charges or expenses resulting from the Merger; (8) the failure by Endo to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the Merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; and (10) legislative, regulatory, and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2014, as supplemented by the risks described Part II, Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2014, and our more recent reports filed with the SEC. The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company and Endo caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company and Endo, investors and others should carefully consider the foregoing factors and other uncertainties and potential events.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 8, 2014, by and among Auxilium Pharmaceuticals, Inc., Endo International plc, Endo U.S. Inc., and Avalon Merger Sub Inc.

10.1	Amendment No. 1 to Rights Agreement, dated October 8, 2014, by and between Auxilium Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

10.2	Termination Notice, dated October 8, 2014, from Auxilium Pharmaceuticals, Inc. to QLT Inc., QLT Holding Corp. and QLT Acquisition Corp.

99.1	Joint press release of Auxilium Pharmaceuticals, Inc., Endo International plc, dated October 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: October 9, 2014	By:	/s/ Andrew I. Koven
Name: Andrew I. Koven
Title: Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 8, 2014, by and among Auxilium Pharmaceuticals, Inc., Endo International plc, Endo U.S. Inc., and Avalon Merger Sub Inc.

10.1	Amendment No. 1 to Rights Agreement, dated October 8, 2014, by and between Auxilium Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

10.2	Termination Notice, dated October 8, 2014, from Auxilium Pharmaceuticals, Inc. to QLT Inc., QLT Holding Corp. and QLT Acquisition Corp.

99.1	Joint press release of Auxilium Pharmaceuticals, Inc., Endo International plc, dated October 9, 2014.